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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

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--------------------------------------------------------                   ---------------------------------------------------------
Counterparty                                                               Collateral Info                 Group          TOTAL
--------------------------------------------------------
                                                                           ---------------------------------------------------------
Underwriter                Morgan Stanley                                  Gross WAC                          7.413%          7.480%
--------------------------------------------------------                   ---------------------------------------------------------
Issuer                     IXIS Real Estate Cap Series                     WA CLTV                            79.62%          80.43%
                           2005-HE3
--------------------------------------------------------
                                                                           ---------------------------------------------------------
Depositor                  Morgan Stanley ABS Cap                          CLTV >80%                          41.34%          35.87%
--------------------------------------------------------                   ---------------------------------------------------------
Seller                     IXIS Real Estate Cap                            CLTV >90%                          12.93%          10.04%
--------------------------------------------------------                   ---------------------------------------------------------
Aggregator                 IXIS Real Estate Cap                            CLTV >95%                           6.73%           4.58%
--------------------------------------------------------                   ---------------------------------------------------------
Rep Provider               IXIS Real Estate Cap/Orig                       LB <$50,000                         3.34%           2.37%
                           Sellers
--------------------------------------------------------
                                                                           ---------------------------------------------------------
Master Servicer            JP Morgan Chase                                 LB $50k - $100k                    12.42%           9.45%
--------------------------------------------------------                   ---------------------------------------------------------
Trustee                    JP Morgan Chase                                 LB $100k - $150k                   23.55%          13.29%
--------------------------------------------------------                   ---------------------------------------------------------
MI Provider                N/A                                             WA FICO                               627             630
--------------------------------------------------------
                                                                           ---------------------------------------------------------
Monoline                   FSA                                             <560 FICO                          13.39%          17.14%
--------------------------------------------------------                   ---------------------------------------------------------
Credit Manager             N/A                                             560 - 600 FICO                     15.41%          14.75%
--------------------------------------------------------                   ---------------------------------------------------------
Federal Tax Status         REMIC                                           SF / TH / PUD                      86.02%          88.36%
--------------------------------------------------------
                                                                           ---------------------------------------------------------
                                                                           2-4 Family                          6.62%           5.35%
                                                                           ---------------------------------------------------------
-------------------------------------------------------------------
Originators                         Group (%)            Total (%)         Condo                               7.08%           6.07%
-------------------------------------------------------------------        ---------------------------------------------------------
Accredited                                        0.21%      2.91%         Manufactured Housing (MH)           0.28%           0.22%
-------------------------------------------------------------------        ---------------------------------------------------------
All State                                         0.10%      0.14%         Other                               0.00%           0.00%
-------------------------------------------------------------------        ---------------------------------------------------------
Chapel                                           10.48%     15.31%         Primary                            91.56%          95.37%
-------------------------------------------------------------------
                                                                           ---------------------------------------------------------
Encore                                            0.60%      0.88%         Second                              0.90%           0.73%
-------------------------------------------------------------------        ---------------------------------------------------------
First Banc                                        8.05%      7.20%         Investment                          7.54%           3.90%
-------------------------------------------------------------------        ---------------------------------------------------------
First Horizon                                     4.10%      3.67%         Full / Alt                         58.41%          48.72%
-------------------------------------------------------------------
                                                                           ---------------------------------------------------------
First NLC                                        13.16%     10.68%         Stated / Limited                   40.92%          50.81%
-------------------------------------------------------------------        ---------------------------------------------------------
Flex Point                                        5.85%      3.03%         NINA                                0.68%           0.47%
-------------------------------------------------------------------        ---------------------------------------------------------
Home Owners                                      14.09%     12.71%         1st Lien                           96.89%          97.34%
-------------------------------------------------------------------        ---------------------------------------------------------
Impac                                             1.84%      1.85%         2nd Lien                            3.11%           2.66%
-------------------------------------------------------------------        ---------------------------------------------------------
Lenders Direct                                    3.60%      4.10%         State 1                                CA              CA
-------------------------------------------------------------------
                                                                           ---------------------------------------------------------
Lime Financial                                    6.74%      8.76%         %                                  25.95%          36.91%
-------------------------------------------------------------------        ---------------------------------------------------------
Master Financial                                  2.31%      3.68%         State 2                                FL              FL
-------------------------------------------------------------------        ---------------------------------------------------------
New Century                                      23.07%     18.56%         %                                  17.67%          16.42%
-------------------------------------------------------------------        ---------------------------------------------------------
Platinum Capital                                  1.81%      1.52%         State 3                                AZ              NV
-------------------------------------------------------------------
                                                                           ---------------------------------------------------------
Resmae                                            0.60%      2.81%         %                                   3.22%           3.22%
-------------------------------------------------------------------        ---------------------------------------------------------
Rose Mortgage                                     3.40%      2.20%         State 4                                NJ              NJ
-------------------------------------------------------------------        ---------------------------------------------------------
                                                                           %                                   4.02%           3.08%
-------------------------------------------------------------------        ---------------------------------------------------------
Servicers                           Group (%)            Total (%)         State 5                                VA              VA
-------------------------------------------------------------------        ---------------------------------------------------------
Countrywide                                                 18.41%         %                                   3.72%           2.95%
-------------------------------------------------------------------
                                                                           ---------------------------------------------------------
Saxon                                                       81.59%         ARM / HYB                          87.54%          89.02%
-------------------------------------------------------------------        ---------------------------------------------------------
                                                                           Fixed                              12.46%          10.98%
-------------------------------------------------------------------        ---------------------------------------------------------
                                                                           Purchase                           21.05%          42.95%
-------------------------------------------------------------------
                                                                           ---------------------------------------------------------
                                                                           Refi-RT                             5.38%           3.04%
-------------------------------------------------------------------        ---------------------------------------------------------
                                                                           Refi-CO                            73.57%          54.02%
                                                                           ---------------------------------------------------------
-------------------------------------------------------------------
          FICO                       AGG UPB               AGG %           Size*                        $222,995,732    $635,338,651
-------------------------------------------------------------------
                                                    -                      ---------------------------------------------------------
          < 500                                              0.00%         AVG Balance                      $143,683        $175,799
-------------------------------------------------------------------        ---------------------------------------------------------
        500 - 519                          30,149,852        4.75%         Loan Count
                                                                                                        1,552         3,614
-------------------------------------------------------------------        ---------------------------------------------------------
        520 - 539                          36,059,346        5.68%         Interest Only (IO)                 19.32%          29.78%
-------------------------------------------------------------------        ---------------------------------------------------------
        540 - 559                          42,669,743        6.72%         Negative Amortization               0.00%           0.00%
-------------------------------------------------------------------        ---------------------------------------------------------
        560 - 579                          41,830,430        6.58%         * not including prefundings
-------------------------------------------------------------------
        580 - 599                          51,888,342        8.17%
-------------------------------------------------------------------
        600 - 619                          60,395,020        9.51%
-------------------------------------------------------------------
        620 - 639                          76,994,578       12.12%
-------------------------------------------------------------------
        640 - 659                          73,735,187       11.61%
-------------------------------------------------------------------
        660 - 679                          74,891,217       11.79%
-------------------------------------------------------------------
        680 - 699                          58,826,965        9.26%
-------------------------------------------------------------------
        700 - 719                          35,372,029        5.57%
-------------------------------------------------------------------
        720 - 739                          22,941,708        3.61%
-------------------------------------------------------------------
        740 - 759                          15,855,209        2.50%
-------------------------------------------------------------------
        760 - 779                           8,950,176        1.41%
-------------------------------------------------------------------
        780 - 799                           3,361,843        0.53%
-------------------------------------------------------------------
        800 plus                            1,417,006        0.22%
-------------------------------------------------------------------


--------------------------------------------------------------------------------
     GWAC           AGG ARM UPB         ARM %        AGG FIX UPB        FIX %
--------------------------------------------------------------------------------
0 - 4.5                           -        0.00%                  -        0.00%
--------------------------------------------------------------------------------
4.5 - 5                           -        0.00%                  -        0.00%
--------------------------------------------------------------------------------
5 - 5.5                   8,004,082        1.42%            118,693        0.17%
--------------------------------------------------------------------------------
5.5 - 6                  48,078,651        8.50%          7,683,958       11.01%
--------------------------------------------------------------------------------
6 - 6.5                  85,836,781       15.18%          6,023,997        8.63%
--------------------------------------------------------------------------------
6.5 - 7                 124,050,484       21.93%         11,289,130       16.18%
--------------------------------------------------------------------------------
7 - 7.5                  85,353,014       15.09%          6,926,908        9.93%
--------------------------------------------------------------------------------
7.5 - 8                  76,084,362       13.45%          6,993,455       10.02%
--------------------------------------------------------------------------------
8 - 8.5                  42,444,210        7.50%          2,560,428        3.67%
--------------------------------------------------------------------------------
8.5 - 9                  35,019,336        6.19%          3,577,945        5.13%
--------------------------------------------------------------------------------
9 - 9.5                  21,461,364        3.79%          2,739,036        3.93%
--------------------------------------------------------------------------------
9.5 - 10                 21,824,796        3.86%          7,062,787       10.12%
--------------------------------------------------------------------------------
10 - 10.5                14,634,488        2.59%          4,866,925        6.98%
--------------------------------------------------------------------------------
10.5 - 11                 2,320,872        0.41%          4,644,411        6.66%
--------------------------------------------------------------------------------
11 - 11.5                   416,258        0.07%          2,268,881        3.25%
--------------------------------------------------------------------------------
11.5 - 12                         -        0.00%          2,537,011        3.64%
--------------------------------------------------------------------------------
12 - 12.5                    46,917        0.01%            322,818        0.46%
--------------------------------------------------------------------------------
12.5 - 13                         -        0.00%             93,702        0.13%
--------------------------------------------------------------------------------
13 - 13.5                         -        0.00%             16,982        0.02%
--------------------------------------------------------------------------------
13.5 - 14                         -        0.00%             35,966        0.05%
--------------------------------------------------------------------------------
14 - 14.5                         -        0.00%                  -        0.00%
--------------------------------------------------------------------------------
14.5 +                            -        0.00%                  -        0.00%
--------------------------------------------------------------------------------

------------------------------------
Ratings
------------------------------------
Moody's Rating   Aaa
------------------------------------
S&P Rating       AAA
------------------------------------
Fitch Rating     AAA
------------------------------------
DBRS Rating      NR
------------------------------------

-------------------------------------------------
Credit Enhancement
-------------------------------------------------
Subordination (not including OC)          18.95%
-------------------------------------------------
------------------------------------
Prefund OC (%)                             2.30%
-------------------------------------------------
------------------------------------
Initial Target OC (%)                      2.30%
-------------------------------------------------
------------------------------------
Stepdown OC (%)                            4.60%
-------------------------------------------------
------------------------------------
Stepdown Date                             Sep-08
-------------------------------------------------
Excess Interest (12m Avg, Fwd              2.42%
Libor)
-------------------------------------------------

Total Deal Size         750,000,000
Total A-1 Size          212,182,000